                                                                    Exhibit 99.1

                           Cornerstone Properties Inc.

             Supplemental Information to Quarterly Earnings Release


1)  Fourth Quarter 1997

    o Balance Sheet

    o Income Statement

2)  Fourth Quarter Press Release

3)  Quarterly Fact Sheet

4)  Table of Properties

5)  Top Ten Tenants

6)  Historical Occupancy

7)  Average Annual Rents

8)  Lease Expiration Schedule

9)  Tenant Retention

10) Capital Expenditures and Leasing Costs

11) Minority Sharing in Cash Flows and Residual Proceeds

                           Cornerstone Properties Inc.


                           Supplemental Information to

                           Quarterly Earnings Release


                              o Fourth Quarter 1997

                                o Balance Sheet
                                o Income Statement

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                                                                           1997           1996
                                                                                       -----------      ---------
                                                                                      (Dollar amounts in thousands)
ASSETS

Investments, at cost: (Notes 1, 2 and 4)
       Land                                                                            $   260,542      $  68,395
       Buildings, leasehold interests and improvements                                   1,559,085        612,567
       Mortgage notes receivable, inclusive of $13,065,000 unamortized premium             240,253             --
       Deferred lease costs                                                                127,645        118,700
                                                                                       -----------      ---------
                                                                                         2,187,525        799,662
       Less: Accumulated depreciation and amortization                                     229,652        198,686
                                                                                       -----------      ---------
          Total investments                                                              1,957,873        600,976

Cash and cash equivalents (Note 1)                                                          24,730        114,803
Restricted cash (Note 3)                                                                     1,903          4,426
Other deferred costs, net of accumulated amortization of $1,998,000 and $1,140,000           5,728          3,562
Deferred tenant receivables (Notes 1 and 11)                                                38,531         34,747
Tenant and other receivables, net (Note 1)                                                   7,584          2,405
Notes receivable                                                                             1,652          2,911
Other assets                                                                                13,480          2,350
                                                                                       -----------      ---------
Total Assets                                                                           $ 2,051,481      $ 766,180
                                                                                       ===========      =========

LIABILITIES AND STOCKHOLDERS' INVESTMENT

Long-term debt, inclusive of $11,209,000 unamortized premium (Note 4)                  $   706,178      $ 400,142
Credit facility (Note 5)                                                                   187,000             --
Accrued interest payable                                                                     4,134          1,082
Accrued real estate taxes payable                                                           13,401         13,222
Common Stockholders' distribution payable                                                       --         12,366
Accounts payable and accrued expenses                                                       18,363          6,468
Unearned revenue and other liabilities                                                      10,986          9,095
                                                                                       -----------      ---------
Total Liabilities                                                                          940,062        442,375
                                                                                       -----------      ---------
Minority Interest (Note 1)                                                                  15,420        (17,478)
                                                                                       -----------      ---------
Commitments and Contingencies (Notes 2, 4, 5, 7 and 13)
Redeemable Preferred Stock; (1997-344,828; 1996-1,493,104) shares authorized;
   (1997-0; 1996-1,148,276) shares issued and outstanding; $166,500,000 redemption
   value (Note 6)                                                                               --        162,743
                                                                                       -----------      ---------
Stockholders' Investment (Note 7)
7% Cumulative Convertible Preferred Stock, $16.50 stated value                              50,000         50,000
   15,000,000 shares authorized; 3,030,303 shares issued and outstanding
Common stock, no par value; 250,000,000 shares authorized;
   (1997-83,191,819; 1996-20,609,754) shares issued and outstanding
Paid-in capital                                                                          1,048,187        160,577
Accumulated deficit                                                                             --        (30,789)
Deferred compensation                                                                       (2,188)        (1,248)
                                                                                       -----------      ---------
Total Stockholders' Investment                                                           1,095,999        178,540
                                                                                       -----------      ---------
Total Liabilities and Stockholders' Investment                                         $ 2,051,481      $ 766,180
                                                                                       ===========      =========

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
        FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 1997 AND 1996
            (Dollar amounts in thousands, except per share amounts)

                                                    (Unaudited)    (Unaudited)    (Unaudited)
                                                    Three Months   Three Months  Twelve Months  Twelve Months
                                                       Ended          Ended          Ended          Ended
                                                    December 31,   December 31,   December 31,   December 31,
                                                       1997           1996           1997           1996
                                                    ------------   ------------  -------------  -------------
Revenues
       Office and parking rentals                    $  56,591      $  30,807      $ 159,828      $ 111,494
       Interest and other income                         5,651          1,338         14,083          5,414
                                                     ---------      ---------      ---------      ---------
           Total Revenues                               62,242         32,145        173,911        116,908
                                                     ---------      ---------      ---------      ---------
Expenses
       Building operating expenses                      13,269          7,038         35,962         24,578
       Real estate taxes                                 8,007          5,424         25,560         19,610
       Interest expense                                 11,582          7,680         33,977         31,734
       Depreciation and amortization                    10,113          6,448         30,978         24,317
       General and administrative                        2,430          1,745          7,564          6,407
                                                     ---------      ---------      ---------      ---------
           Total Expenses                               45,401         28,335        134,041        106,646
                                                     ---------      ---------      ---------      ---------
                                                        16,841          3,810         39,870         10,262
                                                     ---------      ---------      ---------      ---------
Other income (expenses)
      Net gain on interest rate swaps                       --         (1,123)            99          4,278
      Minority Interest                                   (960)          (502)        (2,368)        (1,519)
                                                     ---------      ---------      ---------      ---------
Income before extraordinary item                        15,881          2,185         37,601         13,021

Extraordinary loss                                          --           (139)           (54)        (3,925)
                                                     ---------      ---------      ---------      ---------

Net income                                           $  15,881      $   2,046      $  37,547      $   9,096
                                                     =========      =========      =========      =========

Net income (loss) applicable to common stock         $  15,006      $    (482)     $  27,387      $   3,943
                                                     =========      =========      =========      =========
Income (loss) before extraordinary
item per common share                                $    0.26      $   (0.01)     $    0.63      $    0.39
                                                     =========      =========      =========      =========

Net income (loss) per common share                   $    0.26      $   (0.03)     $    0.63      $    0.19
                                                     =========      =========      =========      =========

Net income (loss) per fully diluted common share     $    0.26      $   (0.03)     $    0.63      $    0.19
                                                     =========      =========      =========      =========

                           Cornerstone Properties Inc.


                           Supplemental Information to

                           Quarterly Earnings Release


                         o Fourth Quarter Press Release

                           CORNERSTONE PROPERTIES INC.
                              126 East 56th Street
                               New York, NY 10022

              Telephone (212) 605-7100   Facsimile (212) 605-7199


AT CORNERSTONE PROPERTIES

Kevin P. Mahoney              Karin Maas
Chief Financial Officer       VP, Investor Relations
(212) 605-7101                (212) 605-7113

AT THE FINANCIAL RELATIONS BOARD

Julie Gottlieb                Stephanie Mishra     Judith Sylk-Siegel
(General Info)                (Analyst Info)       (Media Info)
(212) 661-8030                (415) 986-1591       (212) 661-8030


FOR IMMEDIATE RELEASE

February 25, 1998

                      CORNERSTONE PROPERTIES INC. ANNOUNCES
                   FOURTH QUARTER AND FISCAL YEAR 1997 RESULTS

New York, NEW YORK (February 25, 1998) -- Cornerstone Properties Inc. (NYSE:CPP), a real estate investment trust, announced today funds from operations of $0.34 per share for the fourth quarter and $1.28 per share for the fiscal year ended December 31, 1997.

--------------------------------------------------------------------------------
1997 Financial Highlights

o     Year-to-date property net operating income rose 46% over 1996.

o Year-to-date FF0 grew 95% to $69.1 million in 1997 over $35.5 million in 1996.

o     Lowered leverage to approximately 30% of total market capitalization.

1997 Portfolio Highlights

o Purchased 527 Madison Avenue (216,000 s.f.) in midtown Manhattan in February, 1997.

o Acquired nine properties and a parcel of undeveloped land from Dutch Institutional Holding Company (4.5 million s.f.) in October, 1997.

o Purchased the second mortgage on Sixty State Street in Boston (823,000 s.f.) in December, 1997.

o Doubled size of portfolio to 18 properties and 10.2 million s.f. at the end of 1997 from 7 properties and 4.7 million s.f. at the end of 1996.

o Overall occupancy rate maintained at 97%; tenant retention rate remained a solid 83%.

1997 Operational Highlights

o Completed first U.S. public offering in April at $14.00 per share and delivered a total return of 30.89% for the participants who held stock over the eight-month holding period.

o     Entered into an Acquisition Line of Credit in the amount of $350 million.

o New York State Teacher's Retirement System and Rodamco converted $166.5 million of preferred shares into common stock.

o     Restructured as an umbrella partnership REIT, or UPREIT.
--------------------------------------------------------------------------------
                                     (more)

Cornerstone Properties Announces 4Q/FY '97 Results
Page 2
February 25, 1998


Fourth Quarter 1997 Results

Funds from operations (FF0) allocated to shareholders amounted to $26,164,000, or $0.34 per share calculated on 77,676,000 diluted total shares outstanding, compared to $10,079,000, or $0.33 per share on 30,288,000 diluted total shares outstanding, for the three months ended December 31, 1996. The increase in FF0 per share was due to the impact of the acquisition of the Dutch Institutional Holding Company (DIHC) portfolio on October 27, 1997. As defined by NAREIT, funds from operations equals net income excluding expenses from debt restructuring, gains (or loss) on sale of property, plus depreciation and amortization.

Net income for the fourth quarter of 1997 grew to $15,881,000, compared to $2,046,000 in the fourth quarter of 1996. The increase was driven by increased property net operating income from acquisitions made in late 1996 and 1997, reduced leverage and same-store NOI growth of 0.93%.

Fiscal 1997 Results

Year-to-date FF0 allocated to shareholders was $69,100,000, or $1.28 per share on 54,192,000 diluted total shares outstanding, compared to $35,488,000, or $1.37 per share on 25,821,000 diluted total shares outstanding for the comparable 1996 period.

Year-to-date net operating income before depreciation from Cornerstone Properties' real estate assets increased 46% to $98,306,000 for the twelve months ended December 31, 1997, from $67,306,000 for the comparable period in 1996. The increase is primarily attributable to the Company's acquisition of three properties in 1996 (Tower 56 in midtown Manhattan; One Lincoln Centre in Oakbrook, Illinois; and the Frick Building in Pittsburgh, Pennsylvania) and, in 1997, 527 Madison Avenue in midtown Manhattan (February) and the nine-property DIHC portfolio (October).

Year-to-date net income increased to $37,547,000, compared to $9,096,000 for 1996, reinforced by growth in real estate net operating income and offset by a one-time gain on an interest rate swap transaction in 1996 relating to the forward swap hedging of the refinancing of One Norwest Center.

Comments from Management

John S. Moody, Cornerstone Properties' Chairman and Chief Executive Officer, commented on the Company's performance, "1997 was a tremendously successful -- and significant-- year for Cornerstone. The actions taken since our public offering in April increased not just growth in FF0, but the sustainability of that growth. On the acquisition front, we dramatically increased the size of Cornerstone's portfolio with the purchase of the DIHC portfolio and smaller acquisitions in midtown Manhattan and Boston, growing the portfolio to 18 properties totaling 10.2 million rentable square feet well ahead of plan. We entered new target markets, increased our presence in others, and accelerated geographic and tenant diversification to reduce portfolio risk and improve the quality of earnings. Furthermore, we privately negotiated these acquisitions with the sellers, which is testimony to Cornerstone's attractiveness as a partner."

Mr. Moody continued, "We also significantly enhanced our financial flexibility, in order to reinforce our ability to compete for assets and capital. Specifically, we increased our existing line of credit by 75% to $350 million and in January, converted to an UPREIT structure. We have also initiated discussions to obtain a credit rating from both Standard & Poor's and Moody's, which we believe will

Cornerstone Properties Announces 4Q/FY '97 Results
Page 3
February 25, 1998


reduce our weighted average cost of capital and make the Company even more appealing to sellers seeking to take a long-term, strategic position in Cornerstone Properties." Mr. Moody concluded, "The combination of sustainable growth from UPREIT transactions and enhanced financial flexibility should enable Cornerstone to compete more effectively with our peers.'

Acquisitions Double Cornerstone's Portfolio

On February 14, 1997, the Company purchased 527 Madison Avenue in midtown Manhattan for $67 million.

On October 27, 1997, the Company completed the purchase of nine properties and a parcel of undeveloped land from the Dutch Institutional Holding Company in exchange for $259 million in cash, $250 million in mortgage debt and 34,187,500 shares of common stock.

On December 31, 1997, the Company purchased a controlling interest in the form of a second mortgage on Sixty State Street in Boston for $131.5 million. The acquisition was completed on January 5, 1998, at which time the Company also announced its intent to purchase 500 Corporate Centre, a Chicago office park, using UPREIT shares in a transaction for the first time. The deal was completed on February 3.

Acquisition Line of Credit Increased

On October 27, 1997, Bankers Trust Company and The Chase Manhattan Bank increased their commitment to the Company's Acquisition Line of Credit from $200 million to $350 million. An initial drawdown of $54 million was made to fund a portion of the cash needed to close the DIHC transaction in addition to the cash on hand raised by Cornerstone's first U.S. public offering in April.

Quarterly Dividend Declared

The Company declared a quarterly dividend of $0.30 per share payable on February 27, 1998 to shareholders of record on January 31, 1998. The Company expects to continue to maintain its quarterly dividend at $0.30 per share for the foreseeable future until such time as its relatively high FFO payout ratio (currently at 89%) becomes more in line with its peers.

"Same-Store" Revenue Growth Continues

The Company achieved year-to-date "same store" net operating income growth of 0.93% over 1996, despite the rolldown of 94,000 square feet leased by BTM Capital Corp. (a subsidiary of Bank of Tokyo-Mitsubishi) and the expiration of the Gadsby & Hannah lease (40,000 square feet) at 125 Summer Street in Boston.

Leasing Update: Tenant Retention Rate 83% and Overall Occupancy Rate 97%

Tenant retention for 1997 continued strong at 83%, while the portfolios overall occupancy rate was maintained at 97%. The Company has been successful in its goal to bring the occupancy of the two properties acquired in late 1996 -- the Frick Building and One Lincoln Centre -- in line with the remainder of the portfolio. Occupancy at the Frick Building increased from 85% at December 31, 1996 to 89% at December 31, 1997, and occupancy at One Lincoln Centre increased from 91% to 96% during the same period.

Cornerstone Properties Announces 4Q/FY '97 Results
Page 4
February 25, 1998


Cornerstone Properties Inc. is a self-administered equity real estate investment trust (REIT) investing exclusively in Class A quality office properties in prime locations in major metropolitan areas and central business districts. The Company, through its subsidiaries, currently owns 19 Class A quality office properties throughout the United States totaling 10.9 million renewable square feet. Headquartered in New York City, the Company's stock is traded on the New York Stock Exchange under the ticker symbol CPP.

With the exception of the historical information contained in the release, the matters described herein contain forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, those detailed in the Company's registration statement and periodic reports filed with the Securities & Exchange Commission.

                                      ###

            To receive more information on Cornerstone Properties, Via fax at no charge, dial 1-800-PRO-INFO and enter ticker symbol CPP, or visit Cornerstone Properties' web site at www.cstoneprop.com

                          [Financial Statements follow]

Cornerstone Properties Announces 4Q/FY '97 Results
Page 5
February 25, 1998


                           Cornerstone Properties Inc.
                              Funds From Operations
                                December 31, 1997

                                            3 Months Ended  3 Months Ended  12 Months Ended  12 Months Ended
                                               12/31/97        12/31/96         12/31/97         12/31/96
                                            --------------  --------------  ---------------  ---------------
Rental Income                                 $ 56,592         $ 30,807          $159,828         $111,494
Building Operating Expenses                     21,276           12,462            61,522           44,188
                                              --------         --------          --------         --------
Building Net Operating Income                 $ 35,316         $ 18,345          $ 98,306         $ 67,306
                                              --------         --------          --------         --------
Corporate General and Administrative            (2,431)          (1,745)           (7,564)          (6,407)
Interest and Other  Income                       5,652            1,338            14,083            5,414
                                              --------         --------          --------         --------
EBITDA                                        $ 38,537         $ 17,938          $104,825         $ 66,313
                                              --------         --------          --------         --------
Interest Expense                               (11,582)          (7,680)          (33,977)         (31,734)
Non-Real Estate Depreciation*                       --               --                --               --
Minority Adjustments                            (1,467)          (1,120)           (3,919)          (3,530)
Norwest Tax Adjustment                              --              321                --            2,428
Rent Notes                                         476              429             1,379            1,242
                                              --------         --------          --------         --------
Funds From Operations                           25,964            9,888            68,308           34,719
Interest on Convertible Debt                       200              191               792              769
                                              --------         --------          --------         --------
Funds From Operations (Adjusted for
  convertible debt)                           $ 26,164         $ 10,079          $ 69,100         $ 35,488
                                              --------         --------          --------         --------
Weighted Average Fully Diluted Shares           77,678           30,288            54,192           25,821

FFO Per Share (Fully Diluted)                 $   0.34         $   0.33          $   1.28         $   1.37
Less: Capital Expenditures Per Share              0.02             0.04              0.09             0.17
                                              --------         --------          --------         --------
AFFO Per Share                                    0.31             0.30              1.19             1.21

Funds From Operations                         $ 25,964         $  9,888          $ 68,308         $ 34,719
Less: Preferred Dividends                         (875)          (2,528)          (10,160)          (5,153)
Less: Recurring Lease Costs and
  Capital Expenditures**                        (1,740)          (1,084)           (4,739)          (4,336)
Less: Straight Line Rents Adjusted For
  Minority Interest                             (1,951)            (242)           (2,697)            (993)
                                              --------         --------          --------         --------
Funds Available for Distribution              $ 21,398         $  6,034          $ 50,712         $ 24,237
                                              --------         --------          --------         --------
Weighted Average Common Shares
  Outstanding                                   73,478           20,437            43,572           20,344

Funds Available for Distribution Per Share        0.29             0.30              1.16             1.19
Distribution Per Share                            0.30             0.30              1.20             1.20

* Non real estate depreciation has been reclassed to the general and administrative category and finance amortization has been reclassed to interest expense beginning in the third quarter of 1997.

** Based on a five year 1993-1997 average of recurring (revenue generating) tenant leasing costs of $7.69 per square foot leased times the five year (1998-2002) average quarterly lease expiration, adjusted for minority interest of 207,070 square feet ($1,592,368), plus a capital expenditure reserve of $0.06 per square foot,adjusted for minority interest, of $148,982.

      Year to date the Company has incurred $8,174,403 in recurring tenant costs in leasing 1,020,042 square feet or a cost of $8.01 per square foot.

      Year to date the Company has incurred $587,297 in recurring capital costs on an average of 5.6 million square feet owned or a cost of $0.10 per square foot.

                           Cornerstone Properties Inc.


                           Supplemental Information to

                           Quarterly Earnings Release


                             o Quarterly Fact Sheet

                           Cornerstone Properties Inc.
                              Quarterly Fact Sheet

---------------------------------------------------------------------------------------
1998 Common Dividends                                       Record Date    Payment Date
2nd Quarter                                                     4/30/98         5/29/98
3rd Quarter                                                     7/31/98         8/31/98
4th Quarter                                                    10/30/98        11/30/98
1st Quarter 1999                                                1/29/99         2/26/99
---------------------------------------------------------------------------------------
Earnings Release/ Quarterly Conference Call
1st Quarter                                                      5/5/98
2nd Quarter                                                      8/4/98
3rd Quarter                                                     11/3/98
4th Quarter                                                     2/25/99
---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                   Current Quarter                  Year to Date
3rd Quarter Results                                                1997            1996            1997            1996
FFO Per Share                                                $     0.34      $     0.33      $     1.28      $     1.37
AFFO Per Share                                               $     0.31      $     0.30      $     1.19      $     1.21
FAD Per Share                                                $     0.29      $     0.30      $     1.16      $     1.19
FFO Payout Ratio                                                     89%             90%             94%             87%
AFFO Payout Ratio                                                    95%            101%            101%             99%
FAD Payout Ratio                                                    103%            102%            103%            101%
Same Store NOI Growth                                                NA              NA            0.93%             NA
EBITDA Interest Coverage                                           3.24            2.12            3.02            2.05
Fixed Charge Coverage                                              3.02            1.59            2.32            1.77
------------------------------------------------------------------------------------------------------------------------
Recurring Leasing Costs (Adjusted for minority interest)     $1,854,382      $1,086,232      $8,174,403       4,344,926
Per Square Foot Leased                                       $    10.09      $    11.55      $     8.01      $    11.55

Recurring Capital Expenditures                               $  249,911      $       --      $  517,062      $       --
Non- Recurring Leasing Cost                                  $  183,173      $  299,234      $1,148,346       1,196,934
Non- Recurring Capital Expenditures                          $  302,348      $    6,375      $  455,355      $   25,500
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Parking Revenues (included in Office and Parking)            $3,544,246      $1,465,837      $8,123,621      $5,767,427
Parking Expense (included in Building Operating Expense)     $  472,221      $  221,160      $1,021,262      $  872,984
Net Parking Income                                           $3,072,025      $1,244,677      $7,102,359      $4,894,443
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Straight Line Rents                                          $1,950,779      $  242,000      $2,697,207      $  993,000
------------------------------------------------------------------------------------------------------------------------

                           Cornerstone Properties Inc.


                           Supplemental Information to

                           Quarterly Earnings Release


                             o Table of Properties

                           Cornerstone Properties Inc.
                               Table of Properties
                             As of December 31, 1997

                                                                                            Remaining
                                            Company's                               Number   Average
     Property Name                 Year      Percent   Total Rentable  Occupancy      of    Lease Term     Largest
     and Location              Constructed  Interest    Square Feet       Rate      Leases  (in Years)     Tenant
---------------------------    -----------  ---------  --------------  ---------    ------  ---------- -----------------------------
One Norwest Center                 1983       100%        1,188,000        99%        46        8.3    Norwest Bank Denver N.A.
    Denver, Colorado                                                                                   Newmont Gold Company
                                                                                                       Teletech, Inc.

Norwest Center(1)                  1988        50%        1,118,000        98%        32       11.5    Norwest Corporation
    Minneapolis, Minnesota                                                                             Faegre & Benson
                                                                                                       KPMG Peat Marwick

Washington Mutual Tower(2)(3)      1988        50%        1,155,000        97%        95        4.7    Perkins Coie
    Seattle, Washington                                                                                Washington Mutual
                                                                                                       Karr Tuttle Campbell

125 Summer Street                  1989       100%          464,000        99%        26        3.0    Deloitte & Touche
    Boston, Massachussetts                                                                             BTM Capital Corp.
                                                                                                       Burns & Levinson

Tower 56(4)                        1983       100%          162,000        98%        42        3.1    Cornerstone Properties
    New York, New York                                                                                 ICC Associates, L.P.
                                                                                                       United Bank of Kuwait

One Lincoln Centre                 1986       100%          297,000        96%        42        2.2    Superior Bank FSB
    Oakbrook Terrace, IL                                                                               Microsoft Corporation
                                                                                                       Arthur Andersen LLP

The Frick Building(5)              1902       100%          341,000        89%        72        3.9    Meyer, Darragh, Buckler,
    Pittsburgh, PA                                                                                         Bebenek & Eck
                                                                                                       Sable, Makaroff & Gudsky

527 Madison Avenue(6)              1986       100%          216,000       100%        18        5.4    The Sumitomo Trust & Banking
    New York, NY                                                                                       Co., Ltd. W.P. Stewart Co.,
                                                                                                       Inc. Hill Samuel New York,
                                                                                                       Inc.

191 Peachtree Street(7)(8)         1991        80%        1,221,000        95%        37        8.2    Wachovia Bank
    Atlanta, Georgia                                                                                   King & Spalding
                                                                                                       Powell, Goldstein, Frazer &
                                                                                                       Murphy

Market Square(7)(9)                1990        60%          689,000        95%        46        7.2    Fulbright & Jaworski
    Washington, D.C.                                                                                   Edison Electric Institute
                                                                                                       Reid & Preist
                                                                                                       Sherman & Sterling

500 Boylston Street(7)(10)         1988      91.5%          715,000       100%        12        6.3    Massachussetts Financial
                                                                                                       Services
    Boston, Massachussetts                                                                             The New England Life
                                                                                                       Towers Perrin Forster &
                                                                                                       Crosby, Inc.

222 Berkeley Street(7)(10)         1991      91.5%          531,000       100%        28        6.3    Houghton Mifflin
    Boston, Massachussetts                                                                             Saga International Holidays
                                                                                                       Oracle Corporation

Charlotte Plaza(7)                 1982       100%          613,000        94%        43        6.8    First Union
    Charlotte, North Carolina                                                                          Parker Poe
                                                                                                       Adams & Bernstein

200 Galleria(7)                    1985       100%          433,000        91%        56        3.6    Liberty Mutual Group
    Atlanta, Georgia

11 Canal Center(7)                 1986       100%           70,000        84%         6        8.5    Robbins Gioa
    Alexandria, Virginia                                                                               Veda Inc.

99 Canal Center(7)                 1986       100%          138,000        99%        18        3.6    Lowe, Price, LeBlanc & Becker
    Alexandria, Virginia                                                                               Howard, Needles, Tannen &
                                                                                                       Bergendoff
                                                                                                       National District Attorney's
                                                                                                       Association

TransPotomac Plaza 5(7)            1983       100%           96,000        99%        11        4.9    Cities In Schools
    Alexandria, Virginia                                                                               The Onyx Group
                                                                                                       Larson & Taylor

Sixty State Street(11)             1979       100%          823,000        98%        42        8.9    Hale & Dorr
    Boston, Massachusetts                                                                              The Pioneer Group, Inc.
                                                                                                       ITT/Sheraton

                                            ------      -----------    -------     -----   --------
                                               83%       10,270,000        97%       672        6.9
                                            ======      ===========    =======     =====   ========

                           Cornerstone Properties Inc.
                               Table of Properties
                                    Footnotes

----------

(1) While the Company's stated interest in the partnership which owns Norwest Center is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the twelve months ended December 31, 1997, the Company's share of earnings and cash distributions from the partnership which owns Norwest Center was 79.3%.

(2) While the Company's stated interest in the partnership which owns Washington Mutual Tower is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the twelve months ended December 31, 1997, the Company received 100% of the cash distributions from the partnership which ownes Washington Mutual Tower.

(3)   Includes the Galland and Seneca Buildings.

(4)   The Company's headquarters are located at Tower 56.

(5)   The Property was substantially renovated in 1988.

(6)   The Property was acquired by the Company in February 1997.

(7)   Property acquired in the DIHC Acquisition.

(8) While the Company's stated interest in the partnership which owns 191 Peachtree Street is 80%, its economic interest is significantly larger since it has acquired the first mortgage note in the amount of $145 million on the Property, which earns interest at 9.375%, and will receive a priority distribution on its acquired capital base. In addition, in 1996 and 1997, the partner in the transaction, CH Associates, Ltd., received an annual incentive distribution of $250,000 which, the Company expects, it will continue to receive under the partnership agreement through February 28, 2000, with the Company receiving the remainder.

(9) At December 31, 1997, the Company owned the two loans on Market Square. In January 1998, the Company acquired partnership interests with a stated interest in the partnerships which own Market Square. Its economic interest is significantly larger since it has acquired the first mortgage note in the amount of $181 million on the Property which earns interest at 9.75% and will receive a priority distribution on its acquired capital base. During 1996, the Company received 100% of the cash flow from the Property.

(10) Distributions of cash flow and sales and refinancing proceeds are shared in proportion to the Company's 91.5% partnership interest and Hines Colorado Limited's ("Hines") 8.5% partnership interest.

(11) The Company acquired the second mortgage on the Property on December 31, 1997. Since it is currently projected that all the economic benefits (subject to the first mortgage) from the Property inure to the Company, it will be accounted for as an equity investment.

                           Cornerstone Properties Inc.


                           Supplemental Information to

                           Quarterly Earnings Release


                               o Top Ten Tenants

                           Cornerstone Properties Inc.
                                 Top Ten Tenants
                             As of December 31, 1997

                                                                              Full Service
                                                                            Straight-Line Rent
                                                                       ---------------------------
                                         Straight-Line                                     Percent        Scheduled Lease
               Tenant                        Rent        Recoveries      Amount            of Total       Expiration Date
--------------------------------------   -------------  ------------   ------------        --------   ----------------------
Norwest Corporation (1)(3)               $ 20,512,000   $ 10,717,000   $ 31,229,000           11%     Jan-99          14,000
                                                                                                      Aug-01           7,000
                                                                                                      Jul-03         143,000
                                                                                                      Jul-13         402,000
                                                                                                      Aug-18         451,000
                                                                                                                   ---------
                                                                                                                   1,017,000

Massachusetts Financial Services(1)         9,853,000      4,482,000     14,335,00             5%     Feb-03         359,000

Wachovia Bank(1)                            8,921,000      3,396,000     12,317,000            4%     Dec-08         382,000

Hale & Dorr(1)                              7,345,000      3,596,000     10,941,000            4%     Jun-13         273,000

King & Spalding(1)                          8,031,000      2,605,000     10,636,000            4%     Mar-06         306,000

The New England Life(1)                     5,102,000      2,688,000      7,790,000            3%     Sep-08         213,000

Powell Goldstein Frazer & Murphy(1)         5,365,000      1,808,000      7,173,000            2%     Jan-06         199,000

Fullbright & Jaworski(2)                    4,371,000      1,693,000      6,064,000            2%     Jun-10         123,000

First Union(2)(4)                           5,566,000        153,372      5,719,372            2%     Mar-99          50,000
                                                                                                      Aug-00          23,000
                                                                                                      Mar-01          23,000
                                                                                                      Aug-01          46,000
                                                                                                      Sep-02          22,000
                                                                                                      Aug-08          46,000
                                                                                                      Mar-09          23,000
                                                                                                      Mar-10          47,000
                                                                                                      Mar-11          48,000
                                                                                                      Apr-14           4,000
                                                                                                                   ---------
                                                                                                                     332,000

Perkins Coie (2)                            5,129,000        424,000      5,553,000            2%     Dec-98           2,000
                                                                                                      Jul-98           7,000
                                                                                                      Jul-04         199,000
                                                                                                                   ---------
                                                                                                                     208,000

                                         ------------   ------------   ------------
                                         $ 80,195,000   $ 31,562,372   $111,757,372           38%                  3,412,000
                                         ============   ============   ============         ====
                      Total Portfolio    $226,558,000   $ 68,548,000   $295,106,000
                                         ============   ============   ============

                           Cornerstone Properties Inc.
                                 Top Ten Tenants
                                    Footnotes

----------
(1)   Net Lease.

(2)   Gross Lease.

(3)   Norwest Corporation includes Norwest Corporation and Norwest Bank Denver
      N.A.

(4) The 332,000 square feet of space includes 115,000 square feet currently leased to another tenant, which will be leased by First Union commencing September 1, 1998.

                           Cornerstone Properties Inc.


                           Supplemental Information to

                           Quarterly Earnings Release


                             o Historical Occupancy

                            HISTORICAL OCCUPANCY RATE


                             Total Bldg.
                               Sq. Ft.         1992         1993        1994         1995        1996        1997
                             ----------        ----         ----        ----         ----        ----        ----
One Norwest Center            1,188,000          95%          96%         96%          98%         99%         99%
Norwest Center                1,118,000         100%         100%        100%         100%        100%         98%
Washington Mutual Tower       1,155,000          94%          96%         97%          97%         97%         97%
125 Summer Street               464,000                                                94%        100%         99%
Tower 56                        162,000                                                91%         97%         98%
One Lincoln Centre              297,000                                                            91%         96%
Frick                           341,000                                                            85%         89%
527 Madison                     216,000                                                            96%        100%
191 Peachtree Street          1,221,000                                                                        95%
Market Square                   689,000                                                                        95%
500 Boylston Street             715,000                                                                       100%
222 Berkeley Street             531,000                                                                       100%
Charlotte Plaza                 613,000                                                                        94%
200 Galleria                    433,000                                                                        91%
11 Canal Center                  70,000                                                                        84%
99 Canal Center                 138,000                                                                        99%
TransPotomac Plaza 5             96,000                                                                        99%
60 State Street                 823,000                                                                        98%
                            --------------------------------------------------------------------------------------
                             10,270,000          96%          97%         98%          98%         97%         97%
                            ======================================================================================

                           Cornerstone Properties Inc.


                           Supplemental Information to

                           Quarterly Earnings Release


                             o Average Annual Rents

                            Average Annual Net Rents

The attached schedule shows Average Annual Net Rents per square foot occupied, which are defined as Full Service Rents per square foot occupied less Recoverable Operating Expenses per square foot occupied.

                             Total Bldg.
                               Sq. Ft.            1997        1996        1995        1994       1993       1992
                             ----------           ----        ----        ----        ----       ----       ----
One Norwest Center            1,188,000          $ 12.46     $ 12.08     $ 11.78     $ 11.61    $ 12.05    $ 12.35
Norwest Center                1,118,000          $ 18.29     $ 17.94     $ 17.82     $ 17.25    $ 17.56    $ 16.02
Washington Mutual Tower       1,155,000          $ 15.77     $ 15.98     $ 16.17     $ 15.27    $ 15.34    $ 15.26
125 Summer Street               464,000          $ 21.27     $ 23.24     $ 22.48
Tower 56                        162,000          $ 22.76     $ 20.45
One Lincoln Centre              297,000          $ 19.60     $ 18.56
Frick                           341,000          $ 10.50     $ 11.24
527 Madison                     216,000          $ 36.55     $ 35.47
191 Peachtree Street          1,221,000          $ 21.07
500 Boylston Street             715,000          $ 25.89
222 Berkeley Street             531,000          $ 16.68
Charlotte Plaza                 613,000          $  9.35
200 Galleria                    433,000          $ 12.92
11 Canal Center                  70,000          $ 14.11
99 Canal Center                 138,000          $ 14.49
TransPotomac Plaza 5             96,000          $ 12.55
                             ----------         ------------------------------------------------------------------
Wtd Avg Occ - Portfolio       8,758,000          $ 17.46     $ 16.99     $ 16.06     $ 14.65    $ 14.93    $ 14.51
                             ==========         ==================================================================

                       Average Annual Net Effective Rents

Average Annual Net Effective Rents per square foot occupied are Base Rents as calculated on a straight-line basis through the term of the lease, plus recovery of operating expenses, less recoverable operating expenses and amortization of deferred leasing costs.

                             Total Bldg.
                               Sq. Ft.            1997        1996        1995        1994       1993       1992
                             ----------           ----        ----        ----        ----       ----       ----
One Norwest Center            1,188,000          $ 11.66     $ 10.80     $ 10.56     $ 10.25    $ 10.59    $ 10.92
Norwest Center                1,118,000          $ 17.23     $ 17.43     $ 17.31     $ 17.00    $ 17.27    $ 17.48
Washington Mutual Tower       1,155,000          $ 12.02     $ 11.80     $ 11.83     $ 11.03    $ 10.84    $ 10.43
125 Summer Street               464,000          $ 20.00     $ 22.27     $ 23.33
Tower 56                        162,000          $ 21.56     $ 21.17
One Lincoln Centre              297,000          $ 19.76     $ 19.70
Frick                           341,000          $ 10.47     $ 11.69
527 Madison                     216,000          $ 36.89     $ 30.99
191 Peachtree Street          1,221,000          $ 24.26
500 Boylston Street             715,000          $ 26.08
222 Berkeley Street             531,000          $ 18.08
Charlotte Plaza                 613,000          $  9.76
200 Galleria                    433,000          $ 13.52
11 Canal Center                  70,000          $ 14.72
99 Canal Center                 138,000          $ 15.00
TransPotomac Plaza 5             96,000          $ 14.29
                             ----------         ------------------------------------------------------------------
Wtd Avg Occ - Portfolio       8,758,000          $ 17.28     $ 15.43     $ 14.37     $ 12.69    $ 12.83    $ 12.88
                             ==========         ==================================================================

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                               o Lease Expirations

Lease Expirations

The following table sets forth certain categories of information relating to lease expirations for all of the Properties.



PROPERTY                                                               1998           1999           2000           2001
--------                                                               ----           ----           ----           ----
One Norwest Center (1)      Square feet expiring(3)                   49,000 sf      69,000 sf     144,000 sf      55,000 sf
                            Straight-Line rent(4)                  $    363,000   $    639,000   $  1,212,000   $    592,000
                            Straight-Line rent per sq. ft          $       7.41   $       9.26   $       8.42   $      10.76
                            Recoveries (5)                         $    292,000   $    411,000   $    854,000   $    330,000
                            Full service St-Line rent(6)           $    655,000   $  1,050,000   $  2,066,000   $    922,000
                            Full service St-Line rent per sq. ft   $      13.37   $      15.22   $      14.35   $      16.76
                            % Full service St-Lined rent                   2.98%          4.78%          9.41%          4.20%
                            Asking market rent per sq. ft.(7)      $      22.00
                            No. of tenant leases expiring(8)                  7              6              8              6

Norwest Center(1)           Square feet expiring                      61,000 sf      50,000 sf     104,000 sf       2,000 sf
                            Straight-Line rent                     $    573,000   $    775,000   $  1,655,000   $     35,000
                            Straight-Line rent per sq. ft          $       9.39   $      15.50   $      15.91   $      17.50
                            Recoveries                             $    866,000   $    697,000   $  1,579,000   $     32,000
                            Full service St-Line rent              $  1,439,000   $  1,472,000   $  3,234,000   $     67,000
                            Full service St-Line rent per sq. ft   $      23.59   $      29.44   $      31.10   $      33.50
                            % Full service St-Lined rent                   3.71%          3.80%          8.34%          0.17%
                            Asking market rent per sq. ft          $      35.00
                            No. of tenant leases expiring                    14              4              4              1

Washington Mutual Tower(2)  Square feet expiring                     140,000 sf     191,000 sf      40,000 sf      52,000 sf
                            Straight-Line rent                     $  2,722,000   $  3,617,000   $    730,000   $  1,097,000
                            Straight-Line rent per sq. ft          $      19.44   $      18.94   $      18.25   $      21.10
                            Recoveries                             $    192,000   $    174,000   $     28,000   $     36,000
                            Full service St-Line rent              $  2,914,000   $  3,791,000   $    758,000   $  1,133,000
                            Full service St-Line rent per sq. ft   $      20.81   $      19.85   $      18.95   $      21.79
                            % Full service St-Lined rent                  11.70%         15.22%          3.04%          4.55%
                            Asking market rent per sq. ft          $      31.00
                            No. of tenant leases expiring                    33             24              9             11

125 Summer Street(2)        Square feet expiring                       9,000 sf     171,000 sf     118,000 sf       9,000 sf
                            Straight-Line rent                     $    219,000   $  5,847,000   $  4,001,000   $    139,000
                            Straight-Line rent per sq. ft          $      24.33   $      34.19   $      33.91   $      15.44
                            Recoveries                             $     42,000   $  1,243,000   $    522,000   $    132,000
                            Full service St-Line rent              $    261,000   $  7,090,000   $  4,523,000   $    271,000
                            Full service St-Line rent per sq. ft   $      29.00   $      41.46   $      38.33   $      30.11
                            % Full service St-Lined rent                   1.59%         43.32%         27.64%          1.66%
                            Asking market rent per sq. ft          $      38.00
                            No. of tenant leases expiring                     6              5              6              2

Tower 56(2)                 Square feet expiring                      15,000 sf      33,000 sf      17,000 sf      42,000 sf
                            Straight-Line rent                     $    568,000   $  1,375,000   $    682,000   $  1,776,000
                            Straight-Line rent per sq. ft          $      37.87   $      41.67   $      40.12   $      42.29
                            Recoveries                             $     13,000   $     20,000   $      1,000   $     16,000
                            Full service St-Line rent              $    581,000   $  1,395,000   $    683,000   $  1,792,000
                            Full service St-Line rent per sq. ft   $      38.73   $      42.27   $      40.18   $      42.67
                            % Full service St-Lined rent                   9.00%         21.60%         10.57%         27.74%
                            Asking market rent per sq. ft          $      54.00
                            No. of tenant leases expiring                     5              8              7             10

One Lincoln Centre(1)       Square feet expiring                      64,000 sf      41,000 sf      93,000 sf       3,000 sf
                            Straight-Line rent                     $  1,248,000   $    660,000   $  1,932,000   $     54,000
                            Straight-Line rent per sq. ft          $      19.50   $      16.10   $      20.77   $      18.00
                            Recoveries                             $    461,000   $    375,000   $    721,000   $     25,000
                            Full service St-Line rent              $  1,709,000   $  1,035,000   $  2,653,000   $     79,000
                            Full service St-Line rent per sq. ft   $      26.70   $      25.24   $      28.53   $      26.33
                            % Full service St-Lined rent                  21.55%         13.05%         33.45%          1.00%
                            Asking market rent per sq. ft          $      30.00
                            No. of tenant leases expiring                    14              7             13              1

Frick Building(2)           Square feet expiring                      18,000 sf      39,000 sf      74,000 sf      42,000 sf
                            Straight-Line rent                     $    377,000   $    798,000   $  1,502,000   $    801,000
                            Straight-Line rent per sq. ft          $      20.94   $      20.46   $      20.30   $      19.07
                            Recoveries                             $     26,000   $     18,000   $     23,000   $         --
                            Full service St-Line rent              $    403,000   $    816,000   $  1,525,000   $    801,000
                            Full service St-Line rent per sq. ft   $      22.39   $      20.92   $      20.61   $      19.07
                            % Full service St-Lined rent                   6.54%         13.24%         24.75%         13.00%
                            Asking market rent per sq. ft          $      22.00
                            No. of tenant leases expiring                    14             16             19              6



PROPERTY                                                               2002           2003           2004           2005
--------                                                               ----           ----           ----           ----
One Norwest Center (1)      Square feet expiring(3)                  110,000 sf     146,000 sf     118,000 sf
                            Straight-Line rent(4)                  $  1,042,000   $  2,115,000   $  1,338,000
                            Straight-Line rent per sq. ft          $       9.47   $      14.49   $      11.34
                            Recoveries (5)                         $    658,000   $    890,000   $    707,000
                            Full service St-Line rent(6)           $  1,700,000   $  3,005,000   $  2,045,000
                            Full service St-Line rent per sq. ft   $      15.45   $      20.58   $      17.33
                            % Full service St-Lined rent                   7.75%         13.69%          9.32%
                            Asking market rent per sq. ft.(7)
                            No. of tenant leases expiring(8)                 11              2              2

Norwest Center(1)           Square feet expiring                      53,000 sf     179,000 sf     119,000 sf
                            Straight-Line rent                     $    455,000   $  2,726,000   $  2,078,000
                            Straight-Line rent per sq. ft          $       8.58   $      15.23   $      17.46
                            Recoveries                             $    776,000   $  2,733,000   $  1,788,000
                            Full service St-Line rent              $  1,231,000   $  5,459,000   $  3,866,000
                            Full service St-Line rent per sq. ft   $      23.23   $      30.50   $      32.49
                            % Full service St-Lined rent                   3.17%         14.08%          9.97%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     3              1              3

Washington Mutual Tower(2)  Square feet expiring                     106,000 sf     172,000 sf     270,000 sf      13,000 sf
                            Straight-Line rent                     $  2,322,000   $  3,592,000   $  6,471,000   $    242,000
                            Straight-Line rent per sq. ft          $      21.91   $      20.88   $      23.97   $      18.62
                            Recoveries                             $     59,000   $    211,000   $    483,000   $      5,000
                            Full service St-Line rent              $  2,381,000   $  3,803,000   $  6,954,000   $    247,000
                            Full service St-Line rent per sq. ft   $      22.46   $      22.11   $      25.76   $      19.00
                            % Full service St-Lined rent                   9.56%         15.27%         27.92%          0.99%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     7              5              4              1

125 Summer Street(2)        Square feet expiring                     125,000 sf      16,000 sf                     10,000 sf
                            Straight-Line rent                     $  3,310,000   $    318,000                  $    275,000
                            Straight-Line rent per sq. ft          $      26.48   $      19.88                  $      27.50
                            Recoveries                             $    145,000   $    154,000                  $     19,000
                            Full service St-Line rent              $  3,455,000   $    472,000                  $    294,000
                            Full service St-Line rent per sq. ft   $      27.64   $      29.50                  $      29.40
                            % Full service St-Lined rent                  21.11%          2.88%                         1.80%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     4              2                             1

Tower 56(2)                 Square feet expiring                      28,000 sf       5,000 sf      10,000 sf
                            Straight-Line rent                     $  1,338,000   $    194,000   $    451,000
                            Straight-Line rent per sq. ft          $      47.79   $      38.80   $      45.10
                            Recoveries                             $     12,000   $      6,000   $      7,000
                            Full service St-Line rent              $  1,350,000   $    200,000   $    458,000
                            Full service St-Line rent per sq. ft   $      48.21   $      40.00   $      45.80
                            % Full service St-Lined rent                  20.90%          3.10%          7.09%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     8              2              2

One Lincoln Centre(1)       Square feet expiring                      79,000 sf       1,000 sf
                            Straight-Line rent                     $  1,707,000   $     16,000
                            Straight-Line rent per sq. ft          $      21.61   $      16.00
                            Recoveries                             $    722,000   $     11,000
                            Full service St-Line rent              $  2,429,000   $     27,000
                            Full service St-Line rent per sq. ft   $      30.75   $      27.00
                            % Full service St-Lined rent                  30.62%          0.34%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     6              1

Frick Building(2)           Square feet expiring                      35,000 sf      55,000 sf      11,000 sf
                            Straight-Line rent                     $    641,000   $  1,070,000   $    195,000
                            Straight-Line rent per sq. ft          $      18.31   $      19.45   $      17.73
                            Recoveries                             $      1,000   $     19,000   $         --
                            Full service St-Line rent              $    642,000   $  1,089,000   $    195,000
                            Full service St-Line rent per sq. ft   $      18.34   $      19.80   $      17.73
                            % Full service St-Lined rent                  10.42%         17.67%          3.16%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                    10              3              1

                                                                                                   2008
                                                                                                    and
PROPERTY                                                                2006         2007          Beyond          Total
--------                                                                ----         ----          ------          -----
One Norwest Center (1)      Square feet expiring(3)                                 76,000 sf     406,000 sf   1,173,000 sf
                            Straight-Line rent(4)                                $  1,127,000   $  6,421,000   $ 14,849,000
                            Straight-Line rent per sq. ft                        $      14.83   $      15.82   $      12.66
                            Recoveries (5)                                       $    463,000   $  2,495,000   $  7,100,000
                            Full service St-Line rent(6)                         $  1,590,000   $  8,916,000   $ 21,949,000
                            Full service St-Line rent per sq. ft                 $      20.92   $      21.96   $      18.71
                            % Full service St-Lined rent                                 7.24%         40.62%        100.00%
                            Asking market rent per sq. ft.(7)
                            No. of tenant leases expiring(8)                                2              2             46

Norwest Center(1)           Square feet expiring                                                  527,000 sf   1,095,000 sf
                            Straight-Line rent                                                  $ 13,738,000   $ 22,035,000
                            Straight-Line rent per sq. ft                                       $      26.07   $      20.12
                            Recoveries                                                          $  8,271,000   $ 16,742,000
                            Full service St-Line rent                                           $ 22,009,000   $ 38,777,000
                            Full service St-Line rent per sq. ft                                $      41.76   $      35.41
                            % Full service St-Lined rent                                               56.76%        100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                                  2             32

Washington Mutual Tower(2)  Square feet expiring                                   138,000 sf                  1,122,000 sf
                            Straight-Line rent                                   $  2,653,000                  $ 23,446,000
                            Straight-Line rent per sq. ft                        $      19.22                  $      20.90
                            Recoveries                                           $    272,000                  $  1,460,000
                            Full service St-Line rent                            $  2,925,000                  $ 24,906,000
                            Full service St-Line rent per sq. ft                 $      21.20                  $      22.20
                            % Full service St-Lined rent                                11.74%                       100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                   1                            95

125 Summer Street(2)        Square feet expiring                                                                 458,000 sf
                            Straight-Line rent                                                                 $ 14,109,000
                            Straight-Line rent per sq. ft                                                      $      30.81
                            Recoveries                                                                         $  2,257,000
                            Full service St-Line rent                                                          $ 16,366,000
                            Full service St-Line rent per sq. ft                                               $      35.73
                            % Full service St-Lined rent                                                             100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                                                26

Tower 56(2)                 Square feet expiring                                                                 150,000 sf
                            Straight-Line rent                                                                 $  6,384,000
                            Straight-Line rent per sq. ft                                                      $      42.56
                            Recoveries                                                                         $     75,000
                            Full service St-Line rent                                                          $  6,459,000
                            Full service St-Line rent per sq. ft                                               $      43.06
                            % Full service St-Lined rent                                                             100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                                                42

One Lincoln Centre(1)       Square feet expiring                                                                 281,000 sf
                            Straight-Line rent                                                                 $  5,617,000
                            Straight-Line rent per sq. ft                                                      $      19.99
                            Recoveries                                                                         $  2,315,000
                            Full service St-Line rent                                                          $  7,932,000
                            Full service St-Line rent per sq. ft                                               $      28.23
                            % Full service St-Lined rent                                                             100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                                                42

Frick Building(2)           Square feet expiring                                    24,000 sf                    298,000 sf
                            Straight-Line rent                                   $    664,000                  $  6,048,000
                            Straight-Line rent per sq. ft                        $      27.67                  $      20.30
                            Recoveries                                           $     27,000                  $    114,000
                            Full service St-Line rent                            $    691,000                  $  6,162,000
                            Full service St-Line rent per sq. ft                 $      28.79                  $      20.68
                            % Full service St-Lined rent                                11.21%                       100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                   3                            72


PROPERTY                                                               1998           1999           2000           2001
--------                                                               ----           ----           ----           ----
No. 527 Madison(2)          Square feet expiring                      22,000 sf       2,000 sf      10,000 sf      78,000 sf
                            Straight-Line rent                     $  1,146,000   $    108,000   $    380,000   $  4,511,000
                            Straight-Line rent per sq. ft          $      52.09   $      54.00   $      38.00   $      57.83
                            Recoveries                             $    146,000   $     12,000   $     11,000   $    553,000
                            Full service St-Line rent              $  1,292,000   $    120,000   $    391,000   $  5,064,000
                            Full service St-Line rent per sq. ft   $      58.73   $      60.00   $      39.10   $      64.92
                            % Full service St-Lined rent                  10.85%          1.01%          3.28%         42.52%
                            Asking market rent per sq. ft          $      53.00
                            No. of tenant leases expiring                     4              1              2              1

191 Peachtree Street(1)     Square feet expiring                      20,000 sf       2,000 sf      10,000 sf     139,000 sf
                            Straight-Line rent                     $    198,000   $     23,000   $    127,000   $  2,672,000
                            Straight-Line rent per sq. ft          $       9.90   $      11.50   $      12.70   $      19.22
                            Recoveries                             $    130,000   $     10,000   $     87,000   $  1,218,000
                            Full service St-Line rent              $    328,000   $     33,000   $    214,000   $  3,890,000
                            Full service St-Line rent per sq. ft   $      16.40   $      16.50   $      21.40   $      27.99
                            % Full service St-Lined rent                   0.89%          0.09%          0.58%         10.51%
                            Asking market rent per sq. ft          $      26.00
                            No. of tenant leases expiring                     6              1              5              6

Market Square(2)            Square feet expiring                      63,000 sf      13,000 sf      48,000 sf      91,000 sf
                            Straight-Line rent                     $  2,084,000   $    379,000   $  1,414,000   $  3,541,000
                            Straight-Line rent per sq. ft          $      33.08   $      29.15   $      29.46   $      38.91
                            Recoveries                             $     31,000   $    105,000   $    339,000   $    607,000
                            Full service St-Line rent              $  2,115,000   $    484,000   $  1,753,000   $  4,148,000
                            Full service St-Line rent per sq. ft   $      33.57   $      37.23   $      36.52   $      45.58
                            % Full service St-Lined rent                   7.51%          1.72%          6.22%         14.72%
                            Asking market rent per sq. ft          $      44.00
                            No. of tenant leases expiring                     6              2              7              8

500 Boylston(1)             Square feet expiring                      73,000 sf      16,000 sf
                            Straight-Line rent                     $  2,438,000   $    300,000
                            Straight-Line rent per sq. ft          $      33.40   $      18.75
                            Recoveries                             $    896,000   $     83,000
                            Full service St-Line rent              $  3,334,000   $    383,000
                            Full service St-Line rent per sq. ft   $      45.67   $      23.94
                            % Full service St-Lined rent                  12.22%          1.40%
                            Asking market rent per sq. ft          $      41.00
                            No. of tenant leases expiring                     4              3

222 Berkeley Street(1)      Square feet expiring                      25,000 sf      50,000 sf                     70,000 sf
                            Straight-Line rent                     $    458,000   $    839,000                  $  1,980,000
                            Straight-Line rent per sq. ft          $      18.32   $      16.78                  $      28.29
                            Recoveries                             $    279,000   $    627,000                  $    773,000
                            Full service St-Line rent              $    737,000   $  1,466,000                  $  2,753,000
                            Full service St-Line rent per sq. ft   $      29.48   $      29.32                  $      39.33
                            % Full service St-Lined rent                   4.60%          9.15%                        17.18%
                            Asking market rent per sq. ft          $      41.00
                            No. of tenant leases expiring                     5              5                             6

Charlotte Plaza(2)          Square feet expiring                      30,000 sf      60,000 sf      26,000 sf      69,000 sf
                            Straight-Line rent                     $    495,000   $  1,188,000   $    421,000   $  1,176,000
                            Straight-Line rent per sq. ft          $      16.50   $      19.80   $      16.19   $      17.04
                            Recoveries                             $     15,000   $     10,000   $      6,000   $     12,000
                            Full service St-Line rent              $    510,000   $  1,198,000   $    427,000   $  1,188,000
                            Full service St-Line rent per sq. ft   $      17.00   $      19.97   $      16.42   $      17.22
                            % Full service St-Lined rent                   4.86%         11.41%          4.07%         11.31%
                            Asking market rent per sq. ft          $      22.00
                            No. of tenant leases expiring                    11              5              2              1

200 Galleria(2)             Square feet expiring                      41,000 sf      24,000 sf      71,000 sf      61,000 sf
                            Straight-Line rent                     $    801,000   $    488,000   $  1,485,000   $  1,279,000
                            Straight-Line rent per sq. ft          $      19.54   $      20.33   $      20.92   $      20.97
                            Recoveries                             $     33,000   $     18,000   $     59,000   $     17,000
                            Full service St-Line rent              $    834,000   $    506,000   $  1,544,000   $  1,296,000
                            Full service St-Line rent per sq. ft   $      20.34   $      21.08   $      21.75   $      21.25
                            % Full service St-Lined rent                  10.14%          6.15%         18.77%         15.75%
                            Asking market rent per sq. ft          $      27.00
                            No. of tenant leases expiring                    12              4             15             12



PROPERTY                                                                2002           2003           2004            2005
--------                                                                ----           ----           ----            ----
No. 527 Madison(2)          Square feet expiring                                      22,000 sf       8,000 sf       6,000 sf
                            Straight-Line rent                                     $    821,000   $  1,140,000   $    277,000
                            Straight-Line rent per sq. ft                          $      37.32   $     142.50   $      46.17
                            Recoveries                                             $     14,000   $      6,000   $      3,000
                            Full service St-Line rent                              $    835,000   $  1,146,000   $    280,000
                            Full service St-Line rent per sq. ft                   $      37.95   $     143.25   $      46.67
                            % Full service St-Lined rent                                   7.01%          9.62%          2.35%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                     2              1              1

191 Peachtree Street(1)     Square feet expiring                       45,000 sf       3,000 sf      34,000 sf      17,000 sf
                            Straight-Line rent                      $    682,000   $     49,000   $    762,000   $    292,000
                            Straight-Line rent per sq. ft           $      15.16   $      16.33   $      22.41   $      17.18
                            Recoveries                              $    364,000   $     13,000   $    251,000   $    143,000
                            Full service St-Line rent               $  1,046,000   $     62,000   $  1,013,000   $    435,000
                            Full service St-Line rent per sq. ft    $      23.24   $      20.67   $      29.79   $      25.59
                            % Full service St-Lined rent                    2.82%          0.17%          2.74%          1.17%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                      7              1              3              5

Market Square(2)            Square feet expiring                       10,000 sf      11,000 sf      27,000 sf     177,000 sf
                            Straight-Line rent                      $    318,000   $    445,000   $    977,000   $  6,280,000
                            Straight-Line rent per sq. ft           $      31.80   $      40.45   $      36.19   $      35.48
                            Recoveries                              $     12,000   $     99,000   $     85,000   $  1,827,000
                            Full service St-Line rent               $    330,000   $    544,000   $  1,062,000   $  8,107,000
                            Full service St-Line rent per sq. ft    $      33.00   $      49.45   $      39.33   $      45.80
                            % Full service St-Lined rent                    1.17%          1.93%          3.77%         28.77%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                      4              2              3              4

500 Boylston(1)             Square feet expiring                                     400,000 sf      10,000 sf
                            Straight-Line rent                                     $ 10,682,000   $    129,000
                            Straight-Line rent per sq. ft                          $      26.71   $      12.90
                            Recoveries                                             $  4,849,000   $    121,000
                            Full service St-Line rent                              $ 15,531,000   $    250,000
                            Full service St-Line rent per sq. ft                   $      38.83   $      25.00
                            % Full service St-Lined rent                                  56.92%          0.92%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                     3              1

222 Berkeley Street(1)      Square feet expiring                      114,000 sf
                            Straight-Line rent                      $  2,190,000
                            Straight-Line rent per sq. ft           $      19.21
                            Recoveries                              $  1,392,000
                            Full service St-Line rent               $  3,582,000
                            Full service St-Line rent per sq. ft    $      31.42
                            % Full service St-Lined rent                   22.36%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                      7

Charlotte Plaza(2)          Square feet expiring                       50,000 sf      17,000 sf     111,000 sf      11,000 sf
                            Straight-Line rent                      $    878,000   $    310,000   $  2,267,000   $    231,000
                            Straight-Line rent per sq. ft           $      17.56   $      18.24   $      20.42   $      21.00
                            Recoveries                              $     19,000   $     15,000   $     30,000   $         --
                            Full service St-Line rent               $    897,000   $    325,000   $  2,297,000   $    231,000
                            Full service St-Line rent per sq. ft    $      17.94   $      19.12   $      20.69   $      21.00
                            % Full service St-Lined rent                    8.54%          3.09%         21.87%          2.20%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     10              2              3              1

200 Galleria(2)             Square feet expiring                      170,000 sf      11,000 sf       3,000 sf
                            Straight-Line rent                      $  3,335,000   $    208,000   $     76,000
                            Straight-Line rent per sq. ft           $      19.62   $      18.91   $      25.33
                            Recoveries                              $    155,000   $         --
                            Full service St-Line rent               $  3,490,000   $    208,000   $     76,000
                            Full service St-Line rent per sq. ft    $      20.53   $      18.91   $      25.33
                            % Full service St-Lined rent                   42.42%          2.53%          0.92%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     10              1              1

                                                                                                   2008
                                                                                                    and
PROPERTY                                                                2006         2007          Beyond          Total
--------                                                                ----         ----          ------          -----
No. 527 Madison(2)          Square feet expiring                      27,000 sf     33,000 sf                    208,000 sf
                            Straight-Line rent                     $  1,119,000  $  1,613,000                  $ 11,115,000
                            Straight-Line rent per sq. ft          $      41.44  $      48.88                  $      53.44
                            Recoveries                             $      2,000  $     47,000                  $    794,000
                            Full service St-Line rent              $  1,121,000  $  1,660,000                  $ 11,909,000
                            Full service St-Line rent per sq. ft   $      41.52  $      50.30                  $      57.25
                            % Full service St-Lined rent                   9.41%        13.94%                       100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     4             2                            18

191 Peachtree Street(1)     Square feet expiring                     506,000 sf                   382,000 sf   1,158,000 sf
                            Straight-Line rent                     $ 13,396,000                 $  8,921,000   $ 27,122,000
                            Straight-Line rent per sq. ft          $      26.47                 $      23.35   $      23.42
                            Recoveries                             $  4,293,000                 $  3,396,000   $  9,905,000
                            Full service St-Line rent              $ 17,689,000                 $ 12,317,000   $ 37,027,000
                            Full service St-Line rent per sq. ft   $      34.96                 $      32.24   $      31.97
                            % Full service St-Lined rent                  47.77%                       33.26%        100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     2                            1             37

Market Square(2)            Square feet expiring                      47,000 sf      9,000 sf     156,000 sf     652,000 sf
                            Straight-Line rent                     $  1,695,000  $    363,000   $  5,144,000   $ 22,640,000
                            Straight-Line rent per sq. ft          $      36.06  $      40.33   $      32.97   $      34.72
                            Recoveries                             $    650,000  $      6,000   $  1,773,000   $  5,534,000
                            Full service St-Line rent              $  2,345,000  $    369,000   $  6,917,000   $ 28,174,000
                            Full service St-Line rent per sq. ft   $      49.89  $      41.00   $      44.34   $      43.21
                            % Full service St-Lined rent                   8.32%         1.31%         24.55%        100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     2             3              5             46

500 Boylston(1)             Square feet expiring                                                  213,000 sf     712,000 sf
                            Straight-Line rent                                                  $  5,102,000   $ 18,651,000
                            Straight-Line rent per sq. ft                                       $      23.95   $      26.20
                            Recoveries                                                          $  2,688,000   $  8,637,000
                            Full service St-Line rent                                           $  7,790,000   $ 27,288,000
                            Full service St-Line rent per sq. ft                                $      36.57   $      38.33
                            % Full service St-Lined rent                                               28.55%        100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                                  1             12

222 Berkeley Street(1)      Square feet expiring                                   252,000 sf      19,000 sf     530,000 sf
                            Straight-Line rent                                   $  3,642,000   $    472,000   $  9,581,000
                            Straight-Line rent per sq. ft                        $      14.45   $      24.84   $      18.08
                            Recoveries                                           $  3,137,000   $    233,000   $  6,441,000
                            Full service St-Line rent                            $  6,779,000   $    705,000   $ 16,022,000
                            Full service St-Line rent per sq. ft                 $      26.90   $      37.11   $      30.23
                            % Full service St-Lined rent                                42.31%          4.40%        100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                   3              2             28

Charlotte Plaza(2)          Square feet expiring                       1,000 sf     10,000 sf     189,000 sf     574,000 sf
                            Straight-Line rent                     $     24,000  $    214,000   $  3,001,000   $ 10,205,000
                            Straight-Line rent per sq. ft          $      24.00  $      21.40   $      15.88   $      17.78
                            Recoveries                             $         --  $         --   $    191,000   $    298,000
                            Full service St-Line rent              $     24,000  $    214,000   $  3,192,000   $ 10,503,000
                            Full service St-Line rent per sq. ft   $      24.00  $      21.40   $      16.89   $      18.30
                            % Full service St-Lined rent                   0.23%         2.04%         30.39%        100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     1             1              6             43

200 Galleria(2)             Square feet expiring                      11,000 sf                                  392,000 sf
                            Straight-Line rent                     $    262,000                                $  7,934,000
                            Straight-Line rent per sq. ft          $      23.82                                $      20.24
                            Recoveries                             $     12,000                                $    294,000
                            Full service St-Line rent              $    274,000                                $  8,228,000
                            Full service St-Line rent per sq. ft   $      24.91                                $      20.99
                            % Full service St-Lined rent                   3.33%                                     100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     1                                          56



PROPERTY                                                               1998           1999           2000           2001
--------                                                               ----           ----           ----           ----
11 Canal Center(2)          Square feet expiring                                      3,000 sf       2,000 sf       2,000 sf
                            Straight-Line rent                                    $     67,000   $     40,000   $     37,000
                            Straight-Line rent per sq. ft                         $      22.33   $      20.00   $      18.50
                            Recoveries                                            $         --   $      1,000   $         --
                            Full service St-Line rent                             $     67,000   $     41,000   $     37,000
                            Full service St-Line rent per sq. ft                  $      22.33   $      20.50   $      18.50
                            % Full service St-Lined rent                                  4.71%          2.88%          2.60%
                            Asking market rent per sq. ft          $      27.00
                            No. of tenant leases expiring                                    1              1              1

99 Canal Center(2)          Square feet expiring                       6,000 sf       5,000 sf      27,000 sf      61,000 sf
                            Straight-Line rent                     $     63,000   $     78,000   $    567,000   $  1,569,000
                            Straight-Line rent per sq. ft          $      10.50   $      15.60   $      21.00   $      25.72
                            Recoveries                             $         --   $      6,000   $     13,000   $     80,000
                            Full service St-Line rent              $     63,000   $     84,000   $    580,000   $  1,649,000
                            Full service St-Line rent per sq. ft   $      10.50   $      16.80   $      21.48   $      27.03
                            % Full service St-Lined rent                   1.88%          2.50%         17.26%         49.08%
                            Asking market rent per sq. ft          $      27.00
                            No. of tenant leases expiring                     3              2              2              5

Transpotomac Plaza(2)       Square feet expiring                      20,000 sf       2,000 sf       2,000 sf      15,000 sf
                            Straight-Line rent                     $    348,000   $     43,000   $     33,000   $    280,000
                            Straight-Line rent per sq. ft          $      17.40   $      21.50   $      16.50   $      18.67
                            Recoveries                             $      1,000   $         --   $         --   $         --
                            Full service St-Line rent              $    349,000   $     43,000   $     33,000   $    280,000
                            Full service St-Line rent per sq. ft   $      17.45   $      21.50   $      16.50   $      18.67
                            % Full service St-Lined rent                  18.47%          2.28%          1.75%         14.81%
                            Asking market rent per sq. ft          $      24.00
                            No. of tenant leases expiring                     3              1              1              1

60 State Street(2)          Square feet expiring                      26,000 sf      34,000 sf       3,000 sf      29,000 sf
                            Straight-Line rent                     $    593,000   $    809,000   $     74,000   $    872,000
                            Straight-Line rent per sq. ft          $      22.81   $      23.79   $      24.67   $      30.07
                            Recoveries                             $    131,000   $    106,000   $      5,000   $     40,000
                            Full service St-Line rent              $    724,000   $    915,000   $     79,000   $    912,000
                            Full service St-Line rent per sq. ft   $      27.85   $      26.91   $      26.33   $      31.45
                            % Full service St-Lined rent                   2.71%          3.42%          0.30%          3.41%
                            Asking market rent per sq. ft          $      39.00
                            No. of tenant leases expiring                     5              9              1              3

                            ===================================================================================================
All Properties Total        Square feet expiring(3)                  682,000 sf     805,000 sf     789,000 sf     820,000 sf
                            Straight-Line rent(4)                  $ 14,694,000   $ 18,033,000   $ 16,255,000   $ 22,411,000
                            Straight-Line rent per sq. ft          $      21.55   $      22.40   $      20.60   $      27.33
                            Recoveries (5)                         $  3,554,000   $  3,915,000   $  4,249,000   $  3,871,000
                            Full service St-Line rent(6)           $ 18,248,000   $ 21,948,000   $ 20,504,000   $ 26,282,000
                            Full service St-Line rent per sq. ft   $      26.76   $      27.26   $      25.99   $      32.05
                            % Full service St-Lined rent                   6.18%          7.44%          6.95%          8.91%
                            Asking market rent per sq. ft.(7)
                            No. of tenant leases expiring(8)                152            104            102             81



PROPERTY                                                               2002           2003           2004            2005
--------                                                               ----           ----           ----            ----
11 Canal Center(2)          Square feet expiring                       5,000 sf                                     5,000 sf
                            Straight-Line rent                     $    120,000                                 $    116,000
                            Straight-Line rent per sq. ft          $      24.00                                 $      23.20
                            Recoveries                             $         --                                 $         --
                            Full service St-Line rent              $    120,000                                 $    116,000
                            Full service St-Line rent per sq. ft   $      24.00                                 $      23.20
                            % Full service St-Lined rent                   8.43%                                        8.15%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     1                                            1

99 Canal Center(2)          Square feet expiring                      22,000 sf      16,000 sf
                            Straight-Line rent                     $    555,000   $    400,000
                            Straight-Line rent per sq. ft          $      25.23   $      25.00
                            Recoveries                             $     18,000   $     11,000
                            Full service St-Line rent              $    573,000   $    411,000
                            Full service St-Line rent per sq. ft   $      26.05   $      25.69
                            % Full service St-Lined rent                  17.05%         12.23%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     2              4

Transpotomac Plaza(2)       Square feet expiring                      26,000 sf
                            Straight-Line rent                     $    567,000
                            Straight-Line rent per sq. ft          $      21.81
                            Recoveries                             $      1,000
                            Full service St-Line rent              $    568,000
                            Full service St-Line rent per sq. ft   $      21.85
                            % Full service St-Lined rent                  30.05%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     2

60 State Street(2)          Square feet expiring                     153,000 sf      90,000 sf      96,000 sf
                            Straight-Line rent                     $  3,306,000   $  2,061,000   $  2,623,000
                            Straight-Line rent per sq. ft          $      21.61   $      22.90   $      27.32
                            Recoveries                             $  1,572,000   $    124,000   $    182,000
                            Full service St-Line rent              $  4,878,000   $  2,185,000   $  2,805,000
                            Full service St-Line rent per sq. ft   $      31.88   $      24.28   $      29.22
                            % Full service St-Lined rent                  18.25%          8.17%         10.49%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     6              1              8

                            ==================================================================================================
All Properties Total        Square feet expiring(3)                1,131,000 sf   1,144,000 sf     817,000 sf     239,000 sf
                            Straight-Line rent(4)                  $ 22,766,000   $ 25,007,000   $ 18,507,000   $  7,713,000
                            Straight-Line rent per sq. ft          $      20.13   $      21.86   $      22.65   $      32.27
                            Recoveries (5)                         $  5,906,000   $  9,149,000   $  3,660,000   $  1,997,000
                            Full service St-Line rent(6)           $ 28,672,000   $ 34,156,000   $ 22,167,000   $  9,710,000
                            Full service St-Line rent per sq. ft   $      25.35   $      29.86   $      27.13   $      40.63
                            % Full service St-Lined rent                   9.72%         11.57%          7.51%          3.29%
                            Asking market rent per sq. ft.(7)
                            No. of tenant leases expiring(8)                 98             32             32             14

                                                                                                   2008
                                                                                                    and
PROPERTY                                                                2006         2007          Beyond          Total
--------                                                                ----         ----          ------          -----
11 Canal Center(2)          Square feet expiring                                    42,000 sf                     59,000 sf
                            Straight-Line rent                                   $  1,042,000                  $  1,422,000
                            Straight-Line rent per sq. ft                        $      24.81                  $      24.10
                            Recoveries                                           $         --                  $      1,000
                            Full service St-Line rent                            $  1,042,000                  $  1,423,000
                            Full service St-Line rent per sq. ft                 $      24.81                  $      24.12
                            % Full service St-Lined rent                                73.23%                       100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                   1                             6

99 Canal Center(2)          Square feet expiring                                                                 137,000 sf
                            Straight-Line rent                                                                 $  3,232,000
                            Straight-Line rent per sq. ft                                                      $      23.59
                            Recoveries                                                                         $    128,000
                            Full service St-Line rent                                                          $  3,360,000
                            Full service St-Line rent per sq. ft                                               $      24.53
                            % Full service St-Lined rent                                                             100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                                                18

Transpotomac Plaza(2)       Square feet expiring                                    18,000 sf       9,000 sf      92,000 sf
                            Straight-Line rent                                   $    411,000   $    206,000   $  1,888,000
                            Straight-Line rent per sq. ft                        $      22.83   $      22.89   $      20.52
                            Recoveries                                           $         --   $         --   $      2,000
                            Full service St-Line rent                            $    411,000   $    206,000   $  1,890,000
                            Full service St-Line rent per sq. ft                 $      22.83   $      22.89   $      20.54
                            % Full service St-Lined rent                                21.75%         10.90%        100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                                   2              1             11

60 State Street(2)          Square feet expiring                      35,000 sf     32,000 sf     308,000 sf     806,000 sf
                            Straight-Line rent                     $  1,085,000  $    925,000   $  7,932,000   $ 20,280,000
                            Straight-Line rent per sq. ft          $      31.00  $      28.91   $      25.75   $      25.16
                            Recoveries                             $     45,000  $    320,000   $  3,926,000   $  6,451,000
                            Full service St-Line rent              $  1,130,000  $  1,245,000   $ 11,858,000   $ 26,731,000
                            Full service St-Line rent per sq. ft   $      32.29  $      38.91   $      38.50   $      33.17
                            % Full service St-Lined rent                   4.23%         4.66%         44.36%        100.00%
                            Asking market rent per sq. ft
                            No. of tenant leases expiring                     2             4              3             42

                            ================================================================================================
All Properties Total        Square feet expiring(3)                  627,000 sf    634,000 sf   2,209,000 sf   9,897,000 sf
                            Straight-Line rent(4)                  $ 17,581,000  $ 12,654,000   $ 50,937,000   $226,558,000
                            Straight-Line rent per sq. ft          $      28.04  $      19.96   $      23.06   $      22.89
                            Recoveries (5)                         $  5,002,000  $  4,272,000   $ 22,973,000   $ 68,548,000
                            Full service St-Line rent(6)           $ 22,583,000  $ 16,926,000   $ 73,910,000   $295,106,000
                            Full service St-Line rent per sq. ft   $      36.02  $      26.70   $      33.46   $      29.82
                            % Full service St-Lined rent                   7.65%         5.74%         25.05%        100.00%
                            Asking market rent per sq. ft.(7)
                            No. of tenant leases expiring(8)                 12            22             23            672

* Includes 4,605 square feet of retail space leased to the Gap at a base rent of $871,200 and recoveries of $5,964, totalling to a full service rent of $877,164.

                           Cornerstone Properties Inc.
                            Lease Expiration Schedule
                                    Footnotes

----------
(1)   Net Lease building.

(2)   Gross Lease building.

(3)   The total square footage expiring in any particular year.

(4) Straight-line rent is the average of all lease payments required to be made through the term of the lease as required under Generally Accepted Accounting Principles.

(5) The actual recovery of operating expenses as of December 31, 1997 in net lease buildings and the recovery of operating expense escalations in gross lease buildings.

(6)   Full Service Straight-Line Rent is Straight-Line Rent plus recoveries.

(7) Asking market rent is the average initially quoted rent to prospective tenants in each building. All market rents shown are on full service basis.

(8)   The number of tenant leases expiring in each year.

                           Cornerstone Properties Inc.


                           Supplemental Information to

                           Quarterly Earnings Release


                               o Tenant Retention

                                    RETENTION

The attached table sets forth the Company's tenant retention on expiring leases since January 1, 1993. The analysis is based upon the percentage of expiring leases in the applicable building with a tenant or subtenant being retained in the expiring space, or an existing tenant expanding into the expiring space. A tenants lease is added to the retention schedule at the time a lease extension is signed with the tenant, or the tenant notifies the Company of an option being exercised.

                       -------------------------     --------------------------     -------------------------
                                  1993                          1994                           1995
                       -------------------------     --------------------------     -------------------------
                        sq ft      sq ft               sq ft      sq ft              sq ft      sq ft
                       retained    expir.  ret %     retained     expir.  ret %     retained    expir.  ret %
                       -------------------------     --------------------------     -------------------------
One Norwest             126,511   154,615    82%       93,962     94,981    99%       64,627    71,364    91%
Norwest                  24,832    37,806    66%       16,293     26,317    62%       22,762    23,792    96%
WAMU                     90,230   130,010    69%      127,334    153,645    83%       29,547    44,742    66%
125 Summer
Tower 56
One Lincoln Centre
Frick Building
527 Madison
191 Peachtree Street
500 Boylston Street
222 Berkeley Street
Charlotte Plaza
200 Galleria
11 Canal Center
99 Canal Center
TransPotomac Plaza 5

                       -------------------------     --------------------------     -------------------------
Weighted                241,573   322,431    75%      237,589    274,943    86%      116,936   139,898    84%

                       -------------------------    ----------------------------
                                  1996                         1997
                       -------------------------    ----------------------------
                        sq ft      sq ft             sq ft       sq ft
                       retained    expir.  ret %    retained     expir.    ret %
                       -------------------------    ----------------------------
One Norwest              43,601    72,903    60%      266,021    313,612     85%
Norwest                   4,336     9,777    44%      205,749    234,260     88%
WAMU                     86,956   106,250    82%      182,194    207,738     88%
125 Summer               95,816    96,658    99%       41,252     62,218     66%
Tower 56                 46,003    53,762    86%       37,027     50,679     73%
One Lincoln Centre                                     35,320     42,099     84%
Frick Building                                         99,570    115,743     86%
527 Madison                                             5,980     20,587     29%
191 Peachtree Street                                        -          -      -
500 Boylston Street                                         -      3,005      0%
222 Berkeley Street                                         -          -      -
Charlotte Plaza                                         2,974      6,390     47%
200 Galleria                                           10,672     21,725     49%
11 Canal Center                                             -      8,889      0%
99 Canal Center                                             -          -      -
TransPotomac Plaza 5                                        -          -      -

                       -------------------------    ----------------------------
Weighted                276,712   339,350    82%      873,113  1,046,936     83%

                                                    Five year total        82.6%
                                                                       =========

                           Cornerstone Properties Inc.


                           Supplemental Information to

                           Quarterly Earnings Release


                             o Capital Expenditures

Incremental Revenue Generating Leasing Costs and Capital Expenditures

--------------------------------------------------------------------------------
The following table shows Historical Incremental Revenue Generating Leasing Costs which are the leasing costs (tenant improvements and leasing commissions) required (i)to lease first generation space on development properties and (ii) space which was vacant at the time of the acquisition of a property which will increase the overall return on the property. Additionally, the table shows Historical Incremental Revenue Generating Capital Expenditures which are Capital Expenditures expended to increase the profitability of the building either through the generation of higher earnings capability, or by improving building system efficiency, thus producing lower operating expenses prospectively.
--------------------------------------------------------------------------------

                                             1997        1996        1995        1994        1993       Total
One Norwest Center
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --          --          --          --          --          --

Norwest Center
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --          --          --          --          --          --

Washington Mutual Tower
Total Tenant Lease Costs                    404,988     643,235          --          --          --   1,048,223
Total Square Feet Leased                     69,727     146,517          --          --          --     216,244
Total Per Square Foot                          5.81        4.39          --          --          --        4.85
Capital Expenditures                         88,401      25,500     135,194     102,567     967,533   1,319,195

125 Summer Street
Total Tenant Lease Costs                         --     369,727          --          --          --     369,727
Total Square Feet Leased                         --      33,136          --          --          --      33,136
Total Per Square Foot                            --       11.16          --          --          --       11.16
Capital Expenditures                             --          --          --          --          --          --

Tower 56
Total Tenant Lease Costs                         --     174,266          --          --          --     174,266
Total Square Feet Leased                         --       7,115          --          --          --       7,115
Total Per Square Foot                            --       24.49          --          --          --       24.49
Capital Expenditures                             --          --          --          --          --          --

One Lincoln Centre
Total Tenant Lease Costs                    261,538       9,706          --          --          --     271,244
Total Square Feet Leased                     11,816       1,941          --          --          --      13,757
Total Per Square Foot                         22.13        5.00          --          --          --       19.72
Capital Expenditures                         61,877          --          --          --          --      61,877

Frick Building
Total Tenant Lease Costs                    457,688          --          --          --          --     457,688
Total Square Feet Leased                     25,353          --          --          --          --      25,353
Total Per Square Foot                         18.05          --          --          --          --       18.05
Capital Expenditures                         88,073          --          --          --          --      88,073

527 Madison Avenue
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --

191 Peachtree Street
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --

500 Boylston Street
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --

Incremental Revenue Generating Leasing Costs and Capital Expenditures

--------------------------------------------------------------------------------
The following table shows Historical Incremental Revenue Generating Leasing Costs which are the leasing costs (tenant improvements and leasing commissions) required (i)to lease first generation space on development properties and (ii) space which was vacant at the time of the acquisition of a property which will increase the overall return on the property. Additionally, the table shows Historical Incremental Revenue Generating Capital Expenditures which are Capital Expenditures expended to increase the profitability of the building either through the generation of higher earnings capability, or by improving building system efficiency, thus producing lower operating expenses prospectively.
--------------------------------------------------------------------------------

                                             1997        1996        1995        1994        1993       Total
222 Berkeley Street
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --

Charlotte Plaza
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --

200 Galleria
Total Tenant Lease Costs                     24,132          --          --          --          --      24,132
Total Square Feet Leased                      2,139          --          --          --          --       2,139
Total Per Square Foot                         11.28          --          --          --          --       11.28
Capital Expenditures                             --

11 Canal Center
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                        102,986

99 Canal Center
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                         51,419

TransPotomac Plaza 5
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                         62,579

60 State Street
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --          --          --          --          --          --

Minority Interest*
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --          --          --          --          --          --

Total Cornerstone Portfolio
Total Tenant Lease Costs                  1,148,346   1,196,934          --          --          --   2,345,280
Total Square Feet Leased                    109,035     188,709          --          --          --     297,744
Total Per Square Foot Leased                  10.53        6.34          --          --          --        7.88

Capital Expenditures                        455,335      25,500     135,194     102,567     967,533   1,686,129
Weighted Average Square Footage Owned**   5,348,000   3,895,680   3,263,769   3,239,636   3,237,400  18,984,485
Total Per Square Foot                          0.09        0.01        0.04        0.03        0.30        0.09

* Adjustments for minority interests at Norwest Center (20.7%), 500 Boylston and 222 Berkeley (8.5%) and 191 Peachtree (3%)

**    Square footage owned is adjusted for minority interests as described above

Non Incremental Revenue Generating Leasing Costs and Capital Expenditures

--------------------------------------------------------------------------------
The following table shows Historical Non-Incremental Revenue Generating Leasing Costs which are the leasing costs (tenant improvements and leasing commissions), in total and on a per square foot basis, to re-lease expiring leases or renew or extend existing leases. The Company believes that its ability to renew and extend existing tenants at a high percentage has substantially reduced its overall leasing costs on a per square foot basis. Additioanlly, the table shows Historical Non-Incremental Revenue Generating Capital Expenditures which are Capital Expenditures expended to maintain a property in a Class A manner and do not give rise to additional earnings capacity , but rather allow the property to maintain its competitive position within its market. The Company believes that its focus on continuing high level of maintenance of its assets has greatly reduced the amount of Capital Expenditures required at its buildings.
--------------------------------------------------------------------------------

                                             1997        1996        1995        1994        1993       Total
One Norwest Center
Total Tenant Lease Costs                  1,823,664   1,009,006     141,135     540,444     754,802   4,269,051
Total Square Feet Leased                    308,697      81,445      75,939     117,966     177,700     761,747
Total Per Square Foot                          5.91       12.39        1.86        4.58        4.25        5.60
Capital Expenditures                        102,000          --          --          --          --     102,000

Norwest Center
Total Tenant Lease Costs                    569,103      42,237     144,275      30,193     154,940     940,748
Total Square Feet Leased                    212,795       6,629      24,986      26,939      38,065     309,414
Total Per Square Foot                          2.67        6.37        5.77        1.12        4.07        3.04
Capital Expenditures                         10,974          --          --          --          --      10,974

Washington Mutual Tower
Total Tenant Lease Costs                  1,204,606     793,361     290,971   1,065,962   1,303,860   4,658,760
Total Square Feet Leased                    208,875     124,474      53,894     151,051     150,497     688,791
Total Per Square Foot                          5.77        6.37        5.40        7.06        8.66        6.76
Capital Expenditures                         21,922          --          --      50,801          --      72,723

125 Summer Street
Total Tenant Lease Costs                  1,314,489   2,158,339          --          --          --   3,472,828
Total Square Feet Leased                     65,105     117,794          --          --          --     182,899
Total Per Square Foot                         20.19       18.32          --          --          --       18.99
Capital Expenditures                         53,185     518,632          --          --          --     571,817

Tower 56
Total Tenant Lease Costs                    724,025     339,124          --          --          --   1,063,149
Total Square Feet Leased                     65,283      42,203          --          --          --     107,486
Total Per Square Foot                         11.09        8.04          --          --          --        9.89
Capital Expenditures                         43,538          --          --          --          --      43,538

One Lincoln Centre
Total Tenant Lease Costs                    287,758       2,859          --          --          --     290,617
Total Square Feet Leased                     42,826       3,652          --          --          --      46,478
Total Per Square Foot                          6.72        0.78          --          --          --        6.25
Capital Expenditures                        154,646          --          --          --          --     154,646

Frick Building
Total Tenant Lease Costs                  1,170,443          --          --          --          --   1,170,443
Total Square Feet Leased                    105,609          --          --          --          --     105,609
Total Per Square Foot                         11.08          --          --          --          --       11.08
Capital Expenditures                         31,468      14,219          --          --          --      45,687

527 Madison Avenue
Total Tenant Lease Costs                    746,070          --          --          --          --     746,070
Total Square Feet Leased                     29,821          --          --          --          --      29,821
Total Per Square Foot                         25.02          --          --          --          --       25.02
Capital Expenditures                         86,562          --          --          --          --      86,562

191 Peachtree Street
Total Tenant Lease Costs                     96,023          --          --          --          --      96,023
Total Square Feet Leased                      2,597          --          --          --          --       2,597
Total Per Square Foot                         36.97          --          --          --          --       36.97
Capital Expenditures                             --          --          --          --          --          --

500 Boylston Street
Total Tenant Lease Costs                     34,558          --          --          --          --      34,558
Total Square Feet Leased                      3,005          --          --          --          --       3,005
Total Per Square Foot                         11.50          --          --          --          --       11.50
Capital Expenditures                             --          --          --          --          --          --

Non Incremental Revenue Generating Leasing Costs and Capital Expenditures

--------------------------------------------------------------------------------
The following table shows Historical Non-Incremental Revenue Generating Leasing Costs which are the leasing costs (tenant improvements and leasing commissions), in total and on a per square foot basis, to re-lease expiring leases or renew or extend existing leases. The Company believes that its ability to renew and extend existing tenants at a high percentage has substantially reduced its overall leasing costs on a per square foot basis. Additioanlly, the table shows Historical Non-Incremental Revenue Generating Capital Expenditures which are Capital Expenditures expended to maintain a property in a Class A manner and do not give rise to additional earnings capacity , but rather allow the property to maintain its competitive position within its market. The Company believes that its focus on continuing high level of maintenance of its assets has greatly reduced the amount of Capital Expenditures required at its buildings.
--------------------------------------------------------------------------------

                                             1997        1996        1995        1994        1993       Total
222 Berkeley Street
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --          --          --          --          --          --

Charlotte Plaza
Total Tenant Lease Costs                    154,044          --          --          --          --     154,044
Total Square Feet Leased                      9,139          --          --          --          --       9,139
Total Per Square Foot                         16.86          --          --          --          --       16.86
Capital Expenditures                         15,039          --          --          --          --      15,039

200 Galleria
Total Tenant Lease Costs                    173,242          --          --          --          --     173,242
Total Square Feet Leased                     10,672          --          --          --          --      10,672
Total Per Square Foot                         16.23          --          --          --          --       16.23
Capital Expenditures                             --          --          --          --          --          --

11 Canal Center
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --          --          --          --          --          --

99 Canal Center
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --          --          --          --          --          --

TransPotomac Plaza 5
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --          --          --          --          --          --

60 State Street
Total Tenant Lease Costs                         --          --          --          --          --          --
Total Square Feet Leased                         --          --          --          --          --          --
Total Per Square Foot                            --          --          --          --          --          --
Capital Expenditures                             --          --          --          --          --          --

Minority Interest*
Total Tenant Lease Costs                    123,622       9,208      30,442       5,978      30,988     200,238
Total Square Feet Leased                     44,382       1,372       5,172       5,576       7,879   64,382.03
Total Per Square Foot                          2.79        6.71        5.89        1.07        3.93        3.11
Capital Expenditures                          2,272          --          --          --          --       2,272

Total Cornerstone Portfolio
Total Tenant Lease Costs                  8,174,403   4,335,718     545,939   1,630,621   2,182,614  16,869,295
Total Square Feet Leased                  1,020,042     374,825     149,647     290,380     358,383   2,193,276
Total Per Square Foot Leased                   8.01       11.57        3.65        5.62        6.09        7.69

Capital Expenditures                        517,062     532,851          --      50,801          --   1,100,714
Weighted Average Square Footage Owned**   5,348,000   3,895,680   3,263,769   3,239,636   3,237,400  18,984,485
Total Per Square Foot                          0.10        0.14          --        0.02          --        0.06

* Adjustments for minority interests at Norwest Center (20.7%), 500 Boylston and 222 Berkeley (8.5%) and 191 Peachtree (3%)

**    Square footage owned is adjusted for minority interests as described above

                           Cornerstone Properties Inc.


                           Supplemental Information to

                           Quarterly Earnings Release


                      o Minority Sharing in Cash Flows and

                                Residual Proceeds

MINORITY SHARING IN CASH FLOWS

      Five of the Company's properties are held in partnerships which allow the Company's partners to participate in the cash flows of their respective properties. The following discussion provides the details of partner's participation in the cash flow of each of the respective properties.

Norwest Center

      Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone, as a 7% cumulative preference return on its capital base of $92.3 million ($6,461,000), the remaining cash flow is split 50% to Cornerstone and 50% to their partner, Sixth & Marquette Limited Partnership ("S&M"). Should cash flow be insufficient to pay the preference return ("Preference Deficit") it will accumulate and earn interest at 7%. Any Preference Deficit will be paid as the first priority payment after debt service. Cash distributions of $11.04 million during the twelve months of 1997 were split $8.75 million to Cornerstone (79.25%) and $2.29 million to S&M (20.75%). Earnings during the year were split 79.30% to Cornerstone and 20.70% to S&M. Sales proceeds from Norwest Center will be split as follows as of December 31, 1997:

      1)    To debt                                         $110.0 million

      2)    To Cornerstone                                    92.3 million

      3)    To Cornerstone                                     9.3 million

      4)    To Cornerstone                                     1.0 million

      5)    To S&M                                            17.9 million

      6)    The remaining proceeds will be split 50/50 among the two partners.

Washington Mutual Tower

      Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone as a 9.53% preference return on a capital base of $47.0 million ($4,479,000), next cash is used to pay the Preference Deficit on the second preference return (currently $8.9 million), the next payment is to Cornerstone on its second preference return of 8% on its capital base of $100.0 million ($8,000,000), finally cash flow is split 50% to Cornerstone and 50% to 1212. The cumulative Preference Deficit earns interest at a rate of 8% until it is repaid. Cash flow of $12.2 million was distributed to Cornerstone during 1997. Cornerstone's partner, 1212 Partnership, does not currently share in the cash flow from Washington Mutual Tower. With regard to the sale of the building, the Company will receive the first $155.9 million of proceeds after repayment of the $79.1 million mortgage ($235.0 million in total proceeds). Any proceeds above this amount will be split 50/50 with Cornerstone's partners.

191 Peachtree

      Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. In addition, the partner in the transaction, CH Associates, Ltd., will receive an annual incentive distribution of $250,000 which Cornerstone expects it will receive under the partnership agreement through February 28, 2000. Cornerstone receives the remaining cash flow until such time as its cumulative undistributed preferred return ($15.3 million) as of 12/31/97, has been reimbursed. Excess cash flow will be split 80% to Cornerstone and 20% to CH Associates, Ltd. Sales proceeds from 191 Peachtree will be split as follows as of December 31, 1997:

            1)    To Debt                                        $  1.6 million

            2)    To Cornerstone (as partial holder
                  of the debt)                                   $161.1 million

            3)    To Cornerstone for its undistributed
                  preferred return                               $ 15.3 million

            4)    To Cornerstone for its priority capital
                  contribution                                   $145.0 million


500 Boylston and 222 Berkeley Street

      Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 91.5% partnership interest and Hines Colorado Limited's 8.5% partnership interest.